Exhibit 10.20

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of MAY 20, 2014, is between CAPITAL ONE, N.A., a national association (together with its successors and assigns, “Lender”), and LEGACY HOUSING, LTD, a Texas limited partnership (“Debtor”).

RECITALS

WHEREAS, Debtor and Lender entered into that certain LOAN AND SECURITY AGREEMENT dated as of DECEMBER 14, 2011 (as amended, renewed and restated from time to time, the “Agreement”);

WHEREAS, the parties desire to amend the Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.                                      Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2.                                      Amendment to Reporting Requirements.  Sections 10(a), (c) and (f) of the Agreement are hereby amended in their entirety to read as follows:

(a)                                 Interim Financial Statements.  As soon as available, and in any event within FORTY-FIVE (45) days after the end of each fiscal quarter, financial statements to include a balance sheet, income statement and cash flow statement of Debtor, as of the end of such fiscal quarter all in form and reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by an appropriate officer of Debtor (i) as being true and correct in all material aspects to the best of such officer’s knowledge (subject to year-end adjustments), and (ii) as having been prepared in accordance with GAAP.

(c)                                  Budget.  Upon Lender’s request prior to the beginning of a fiscal year of Debtor, a budget for the upcoming fiscal year of Debtor, in form and reasonable detail satisfactory to Lender.

(f)                                   Compliance Certificate.  As soon as available, and in any event within FORTY-FIVE (45) days after the end of each calendar quarter, a compliance certificate of an officer of Debtor (i) stating that to such officer’s knowledge, no Event of Default has occurred and is continuing, or if an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with the financial covenants set forth in Section 9 of this Agreement.

3.                                      Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the conditions precedent that Debtor shall have delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.

4.                                      Payment of Fees and Expenses.  Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment.

5.                                      Ratifications.  Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect.  The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, each Obligor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Indebtedness.  Each Obligor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect the liens and preserve and protect the rights of Lender.

6.                                      Representations, Warranties and Confirmations.  Each Obligor hereby represents and warrants to Lender that (a) this Amendment and the other Loan Documents have been duly executed and delivered by any Obligor party thereto, are valid and binding upon such Obligor and are enforceable against such Obligor in accordance with their terms, except as limited by any applicable bankruptcy laws, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by any Obligor of this Amendment or any other Loan Document, and (c) the execution, delivery and performance by such Obligor of this Amendment and any other Loan Documents do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which such Obligor is a party or by which such Obligor is bound.

7.                                      Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

8.                                      Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

9.                                      Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

10.                               Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11.                               Release.  As a material inducement to Lender to enter into this Amendment, each Obligor hereby fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of such Obligor, whether now known or unknown to such Obligor, and whether contingent or matured (a) in connection with any and all obligations owed or owing to the Lender under or in respect of the Agreement, the Loan Documents, or the actions or omissions of Lender in respect of the Agreement and the Loan Documents; and (b) arising from events occurring prior to the date of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

LENDER:		ADDRESS:

CAPITAL ONE, N.A.		600 N. Pearl Street, Suite 2500
Dallas, TX 75201
By:	/s/ Seth P. Allen
Name:	Seth P. Allen
Title:	Senior Vice President

DEBTOR:		ADDRESS:

LEGACY HOUSING, LTD		4801 Mark IV Parkway
Fort Worth, TX 76106
By:	GPLH, LC
Its:	General Partner

By:	/s/ Curtis Hodgson
Name:	Curtis Hodgson
Title:	Manager

CONSENT TO AND CONFIRMATION OF GUARANTY

To induce Lender to execute the foregoing Amendment, Guarantor (a) agrees and consents to the execution and delivery of the Amendment and the terms thereof; (b) ratifies and confirms that all guaranties and assurances granted, conveyed or otherwise provided to Lender under the Loan Documents, including, but not limited to that certain GUARANTY AGREEMENT dated as of DECEMBER 14, 2011 (as the same may have been amended, modified or restated from time to time, the “Guaranty”), are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment; (c) confirms and agrees that the Guaranty continues to guarantee and assure the payment and performance of the Indebtedness in accordance with its terms; (d) agrees to perform such acts and duly authorize, execute, acknowledge and deliver such additional guarantees, assurances and other documents, instruments and agreements as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve and protect those guaranties and assurances; and (e) waives notice of acceptance of this consent and confirmation, which consent and confirmation binds Guarantor and Guarantor’s successors and assigns and inures to Lender and its successors and assigns.  The terms, conditions and provisions of the Guaranty (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, as if stated verbatim herein.

EXECUTED as of the date first written above.

GUARANTOR:	ADDRESS:

4801 Mark IV Parkway
/s/ CURTIS HODGSON	Fort Worth, TX 76106
CURTIS HODGSON
4801 Mark IV Parkway
/s/ KENNETH SHIPLEY	Fort Worth, TX 76106
KENNETH SHIPLEY